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
                                 Pennsylvania Commerce Bancorp, Inc.
                                Selected Consolidated Financial Data
                                          (Unaudited)

                                                            At or for the Three Months Ended
                                                                       March 31,
                                                        ----------------------------------------
                                                                                           %
( in  thousands,  except  per  share  amounts)               2005           2004          Change
                                                        ------------  -------------     --------

Income Statement Data:

  Net interest income                                    $   12,158     $   10,968           11  %
  Provision for loan losses                                     545            575           (5) %
  Noninterest income                                          3,206          2,586           24  %
  Noninterest operating expenses                             11,147         10,117           10  %
  Net income                                                  2,461          1,928    +      28  %


Per Common Share Data:

  Net  income:  Basic                                    $     0.41     $     0.41            0  %
  Net  income:  Diluted                                        0.39           0.38            3  %

  Book Value                                             $    14.31     $    11.44    +      25  %

  Weighted average shares outstanding:
      Basic                                                   5,902          4,603
      Diluted                                                 6,319          5,036


Balance Sheet Data:

  Total assets                                           $1,377,180     $1,097,226           26  %
  Loans (net)                                               681,075        507,156    +      34  %
  Allowance for loan losses                                   8,352          6,519           28  %
  Investment Securities                                     589,533        503,557           17  %
  Total deposits                                          1,172,923        937,217           25  %
  Core deposits                                           1,132,183        888,832    +      27  %
  Stockholders' equity                                       85,790         53,855    +      59  %


Capital:

  Stockholders' equity to total assets                         6.23 %         4.91   %
  Leverage Ratio                                               7.88           6.06
  Risk based capital ratios:
      Tier 1                                                  11.19           9.44
      Total Capital                                           12.12          10.40


Performance Ratios:

  Cost of funds                                                1.70 %         1.18   %
  Deposit Cost of Funds                                        1.46           0.92
  Net interest margin                                          4.07           4.42
  Return on average assets                                     0.78           0.73
  Return on average total stockholders' equity                11.69          14.87


Asset Quality:

  Net charge-offs to average loans outstanding                 0.01 %         0.01   %

  Nonperforming  loans  to  total  period-end  loans           0.22           0.28

  Nonperforming  assets  to  total  period-end  assets         0.14           0.15

  Allowance  for  loan  losses  to  total  period-end  loans   1.21           1.27

  Allowance  for  loan  losses  to  nonperforming  loans        549 %          448   %

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

               Pennsylvania Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
                                                        (unaudited)

                                                                            Quarter ended,
----------------------------------------------------------------------------------------------------------------------------

                                                        March 2005                                March 2004
----------------------------------------------------------------------------------------------------------------------------
                                              Average                     Average      Average                    Average
                                              Balance       Interest      Rate         Balance      Interest      Rate
                                           --------------------------------------    -------------------------------------
(dollars in thousands)
Earning Assets
------------------------------
Investment securities
  Taxable                                     $  526,341      $ 6,575       5.00 %      $ 485,657     $ 6,073        5.00 %
  Tax-exempt                                       6,440          105       6.52            6,844         101        5.93
----------------------------------------------------------------------------------------------------------------------------
Total securities                                 532,781        6,680       5.02          492,501       6,174        5.02
Federal funds sold                                   270            2       2.66                0           0        0.00
Trust Preferred                                      600           16      10.33              600          16       10.33
Loans receivable
  Mortgage and construction                      368,689        6,032       6.64          302,977       4,906        6.51
  Commercial loans and lines of credit           172,078        2,696       6.35          113,073       1,647        5.86
  Consumer                                       118,824        1,679       5.73           78,594       1,065        5.45
  Tax-exempt                                       6,607           75       4.60            5,827          70        4.82
----------------------------------------------------------------------------------------------------------------------------
Total loans receivable                           666,198       10,482       6.38          500,471       7,688        6.26
----------------------------------------------------------------------------------------------------------------------------
Total earning assets                          $1,199,849      $17,180       5.77 %      $ 993,572     $13,878        5.60 %
----------------------------------------------------------------------------------------------------------------------------

Sources of Funds
------------------------------
Interest-bearing deposits
  Regular savings                             $  302,987      $   915       1.22 %      $ 249,939     $   553        0.89 %
  Interest checking  & money market              418,702        2,029       1.97          294,609         614        0.84
  Time deposits                                  174,653        1,165       2.71          149,091         901        2.43
  Public funds time                               35,189          211       2.43           48,005         199        1.66
----------------------------------------------------------------------------------------------------------------------------
Total interest-bearing deposits                  931,531        4,320       1.88          741,644       2,267        1.23
Short-term borrowings                             51,740          348       2.69           93,604         289        1.22
Junior subordinated debt                          13,600          354      10.43           13,600         354       10.43
----------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities               996,871        5,022       2.04          848,848       2,910        1.38
Noninterest-bearing funds (net)                  202,978                                  144,724
----------------------------------------------------------------------------------------------------------------------------
Total sources to fund earning assets          $1,199,849        5,022       1.70        $ 993,572       2,910        1.18
----------------------------------------------------------------------------------------------------------------------------
Net interest income and margin                                $12,158       4.07 %                    $10,968        4.42 %
----------------------------------------------------------------------------------------------------------------------------


Other Balances
------------------------------
Cash and due from banks                       $   37,513                                $  30,748
Other assets                                      49,859                                   41,958
Total assets                                   1,287,221                                1,066,278
Demand deposits (noninterest-bearing)            200,418                                  162,541
Other liabilities                                  4,571                                    2,734
Stockholders' equity                              85,361                                   52,155


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